Exhibit 10.1
10.1 Loan Agreement between Shandong Xiangrui and Bank of Communications,
Tai’an Branch, dated June 17, 2010, for RMB 5 million
•	Main contents:
•	Contract No.: S379110M120100074328

•	Borrower: Shandong Xiangrui Pharmacy Co., Ltd.

•	Lender: Bank of Communications, Tai’an Branch

•	Loan Amount (RMB): RMB 5 million

•	Purpose of the Loan: purchase of goods

•	Contract Term: from June 17, 2010 to June 17, 2011

•	Interest Rate:
•	The annual interest rate is 20% above the benchmark interest rate at the day of the loan delivery;

•	Penalty interest rate for delayed repayment: annual interest rate plus 50%;

•	Penalty interest rate for embezzlement of loan proceeds: annual interest rate × 2;
•	Rights and Obligations of the Lender:
•	Lender is entitled to get the information such as Borrower’s operation, financial activities, inventory and loan usage. Lender could require disclosure of Borrower’s financial status.

•	Lender can cease to lend the loan or withdraw the loan before the due date in the situation caused by Borrower which would be detrimental to the safety of the loan.

•	When withdrawing the principal and relevant fees on due or before the due date, Lender could obtain the money from Borrower’s account directly.

•	In the event of breaches of the agreement by Borrower, Lender can disclose Borrower’s breaches of the agreement publicly when the Borrower do not performance his (her) obligations.

•	Lender shall disburse the loan in a timely manner pursuant to the agreement.
•	Rights and obligations of the borrower
•	Borrower is entitled to obtain and use the loan pursuant to the agreement.

•	Borrower shall make the balance of the loan through the contracted account pursuant the agreement.

•	Borrower shall complete the relevant procedure when the loan is a foreign currency loan.

•	Borrower shall return the principal and interests timely. Borrower can extend the term of the loan when getting the consent of Lender pursuant to the agreement.

•	Borrower must make the usage of the money in conformity with the purpose of the loan contracted in the agreement.

•	Borrower should inform the relevant financial information to Lender monthly and cooperate with Lender for the investigation of the loan.

•
When Borrower’s conduct may be probably detrimental to the debt relationship within the loan agreement, the conduct could only be valid when a written notification has been informed to Lender in advance to get the consent of Lender and the Borrower has made a promise on clearing liability under the agreement.

•
Consent of Lender should be obtained when any of the Borrower’s guaranties or mortgages on his (her) major assets for a third party is possible to be detrimental to Borrower’s capability of repayment under the agreement.

•	Borrower and his (her) investors shall not spirit the money, transfer the assets or alien the shares to evade the obligations to Lender pursuant to the agreement.

•	A written notification should be informed to Lender when there is any alternation of Borrower’s name, legal representative, address and business scope.

•
When the guaranty capability of Guarantor under the agreement or the value of any mortgaged items under the agreement get detriment, Borrower should offer other guaranty or mortgage accepted by Lender timely.

•	Borrower bears the relevant fees under the agreement.
•	Prepayment of the Loan:

Lender’s consent should be obtained if Borrower is willing to prepay the loan. The interest rate of prepayment shall accord with the agreement.

•	Liabilities of Breach of Contract:

Damages, penalty interest for delayed repayment; penalty interest for embezzlement of loan proceeds; imposition of compound interest; withdrawal of loan, prepayment of principal and interest before maturity, attachment of assets; lawyer’s fee and travel cost in case of litigation or arbitration due to the Company ’s breach of contract etc.

•	Guarantee of the loan:

The loan is secured by Security Contract (Contract No.: 379110A1201000068021) and Security Contract (Contract No.: 379110A120100006802).
•	Headlines of the articles omitted
•	Types of the loan

•	Clearing of the loan interest

•	Condition precedent to the drawing of the loan

•	Dispute settlement

•	Miscellaneous

•	Effectiveness

•	Validity

•	Attention